SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 19, 2004

Integrity Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	333-95335	58-2508612

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11140 State Bridge Road, Alpharetta, Georgia 30022

(Address of Principal Executive Offices, including Zip Code)

(770) 777-0324

(Registrant’s Telephone Number, including Area Code)

SIGNATURES
EX-99.1 PRESS RELEASE DATED APRIL 19, 2004

Item 5. Other Events and Required FD Disclosure.

     Integrity Bancshares, Inc. (the “Registrant”) is furnishing the information required by Item 12 of Form 8-K, “Results of Operation and Financial Condition”, under this Item 5.

     On April 19, 2004, the Registrant announced financial results for the quarter ended March 31, 2004. A copy of the press release announcing the Registrant’s results for the quarter ended March 31, 2004 is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Registrant, dated April 19, 2004, announcing results for the quarter ended March 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 19, 2004	INTEGRITY BANCSHARES, INC.
	By:	/s/ Steven M. Skow
Steven M. Skow
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Document
99.1	Press Release of Registrant, dated April 19, 2004, announcing results for the quarter ended March 31, 2004.